EXHIBIT 21.  SUBSIDIARIES OF THE REGISTRANT


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                                                                                               ORGANIZED
                                                                                              UNDER LAW OF
                                                                                           ----------------
UNIVERSAL CORPORATION                                                                        Virginia
Universal Leaf Tobacco Company, Incorporated                                                 Virginia
          Universal Leaf North America NC, Inc.                                              North Carolina
                   Casa Exported Limited                                                     Virginia
                   Grassland Holding, Incorporated                                           Kentucky
                   Tabacos Del Pacifico Norte, S.A. De C.V.                                  Mexico
                   Tabacos Argentinos S.A.                                                   Argentina
          Procesadora Unitab, S.A.                                                           Guatemala
          Latin America Tobacco Company                                                      Virginia
          Maclin-Zimmer-McGill Tobacco Company, Incorporated                                 Virginia
          Simcoe Leaf Tobacco Company, Limited                                               Canada
          Dunnington-Beach Tobacco Company, Incorporated                                     Virginia
          Universal Leaf Export Company, Incorporated                                        Guam
          Universal Leaf International, Inc.                                                 Virginia
          B. V. European Tobacco Company                                                     Netherlands
                   L'Agricola, S.p.A.                                                        Italy
          Deltafina, S.p.A.                                                                  Italy
          Forestab, S.p.A.                                                                   Italy
          Itofina, S.A.                                                                      Switzerland
          Orient Leaf Tobacco Co., Inc.                                                      Philippines
          Tanzania Tobacco Processors LTD                                                    Tanzania
          Universal Leaf Tabacos Limitada                                                    Brazil
                   Tebe-Ele S.A. Comercio Exterior Ltda.                                     Brazil
          Universal Leaf Far East, Limited                                                   Hong Kong
          Universal Leaf Tobacco Poland Sp. z o.o.                                           Poland
          Continental Tobacco, S.A.                                                          Switzerland
                   Toutiana, S.A.                                                            Switzerland
                           Nyiregyhazi Dohanyfermentalo Rt.                                  Hungary
                           Ultoco, S.A.                                                      Switzerland
                   Limbe Leaf Tobacco Company, Limited                                       Malawi
                           Lytton Tobacco Company (Malawi) Limited                           Malawi
          Tanzania Leaf Tobacco Co., Ltd                                                     Tanzania
          Gebruder Kulenkampff, Inc.                                                         Virginia
                   Gebruder Kulenkampff AG                                                   Germany
                           Industria AG                                                      Switzerland
                               Trestina Azienda Tabacchi, S.p.A.*                            Italy
                           Latina Tabacchi Greggi Italiani, S.p.A.                           Italy
          Zimleaf Holdings (Private), Limited                                                Zimbabwe
                   Lytton Tobacco Company (Private), Limited                                 Zimbabwe
                   Zimbabwe Leaf Tobacco Company (Private) Limited                           Zimbabwe
          Casalee, Inc.                                                                      Virginia
                   Madison Management Ltd.                                                   British Virgin  Isles
                   Tobacco Trading International, Inc.                                       British Virgin Isles
                   Casalee Transtobac Lieferanten A.G.                                       Switzerland
                   Casalee Transtobac  (PVT) Ltd.                                            Zimbabwe
          Universal Leaf P.H., Inc                                                           Virginia

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
                   Lancaster Leaf Tobacco Company of Pennsylvania, Inc.                      Virginia
                       Lancotab, N.V.                                                        Belgium
                       Lancaster Philippines, Incorporated                                   Philippines
                   Southern Processors, Incorporated                                         Virginia
                   Southwestern Tobacco Company, Incorporated                                Virginia
                   J. P. Taylor Company, Incorporated                                        Virginia
                   Tobacco Processors, Incorporated                                          Virginia
                   W. H. Winstead Company, Incorporated                                      Virginia
                   Universal DC Holdings Ltd.                                                USA/United Kingdom
                       Universal Leaf (UK) Limited                                           USA/United Kingdom
                           C.G. Services Ltd.                                                United Kingdom
                           Casalee (UK) Ltd.                                                 United Kingdom
                   Universal Eastern Europe Limited                                          United Kingdom
Deli Universal, Inc.                                                                         Virginia
          Imperial Commodities Corporation                                                   California
          Red River Foods, Inc.                                                              Virginia
                   HTC Commodities, Inc.                                                     Virginia
          Red River Commodities, Incorporated                                                North Dakota
          Ermor Tabarama-Tabacos do Brasil Ltda.                                             Brazil
          Deli-Mij Holdings Ltd.                                                             United Kingdom
                   Corrie, MacColl & Son Ltd.                                                United Kingdom
                   Van Rees Ltd.                                                             United Kingdom
          N.V. Deli Universal                                                                Netherlands
                   Deli Maatschappij B.V.                                                    Netherlands
                   Deli Services B.V.                                                        Netherlands
                   Jongeneel Holding B.V.                                                    Netherlands
                           Jongeneel B.V.                                                    Netherlands
                   Heuvelman Holding B.V.                                                    Netherlands
                           Heuvelman Hout Beheer B.V.                                        Netherlands
                   Steffex Beheer B.V.                                                       Netherlands
                           Handelmatschappij Steffex B.V.                                    Netherlands
                   B.V. Deli-HTL Tabak Maatschappij                                          Netherlands
                   Van Rees B.V.                                                             Netherlands
                   Van Rees Ceylon B.V.                                                      Netherlands
          Beleggings-en Beheermaatschappij "DE Amstel' B.V.                                  Netherlands
                   Indoco International B.V.                                                 Netherlands
                   Industria Exportadora de Tabacos Dominicanos "Inetab" C. por              Dominican Republic
                   Companhia Panamericana de Tabacos "Copata"                                Dominican Republic


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